UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 17, 2022

Horizon Acquisition Corporation II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39631	98-1553406
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Steamboat Road, Suite 200 Greenwich, CT	06830
(Address of principal executive offices)	(Zip Code)

(203) 298-5300

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable Warrant	HZON.U	New York Stock Exchange
Class A Ordinary Shares	HZON	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	HZON WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2022, Horizon Acquisition Corporation II (the “Company”) held an extraordinary general meeting of shareholders (the “Meeting”). At the Meeting, the Company’s shareholders approved an amendment to the Company’s Amended and Restated Memorandum and Articles of Association (the “Charter Amendment”). The Charter Amendment extends the date by which the Company must consummate its initial business combination from October 22, 2022 to September 30, 2023 (or such earlier date as is determined by the Company’s Board of Directors). For information about a proposed business combination between the Company and Epic Aero, Inc., a Delaware corporation (“Epic”), which operates the Flexjet business, see the Company’s Current Report on Form 8-K dated October 11, 2022 and the information herein under “Additional Information and Where to Find It” relating to the Business Combination referred to under that caption. The foregoing description of the Charter Amendment is qualified in its entirety by reference to the Charter Amendment, a copy of which is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

The Charter Amendment became effective upon approval by the Company’s shareholders at the Meeting.

As a result of the effectiveness of the Charter Amendment, public shareholders of the Company’s Class A ordinary shares had the right to request the Company to redeem their shares for a pro rata portion of the funds in the Company’s trust account. Public shareholders exercised that right with respect to 35,276,472 Class A ordinary shares for their respective portions of the funds in the Company’s trust account. As a result, approximately $353,882,209 (approximately $10.03 per redeemed share) will be transferred from the trust account to pay such holders.

Giving effect to the redemptions, the Company expects that 17,223,528 Class A ordinary shares will be outstanding and that approximately $172,780,888 will remain on deposit in the Company’s trust account. 15,500,000 of such Class A ordinary shares will be held by the Company’s sponsor, Horizon Sponsor II, LLC (the “Sponsor”), and its affiliates. After accounting for the redemptions made in connection with the Charter Amendment, the Sponsor and its affiliates will hold a number of Class A ordinary shares and Class B ordinary shares sufficient to vote to approve the Business Combination. The Sponsor and certain of its affiliates have agreed to vote in favor of the Business Combination under a support and non-redemption agreement entered into in connection with the BCA (as defined below). Such obligation is subject to certain conditions.

The consummation of the Business Combination is subject to certain conditions under the BCA.

Public holders of Class A ordinary shares of the Company will have redemption rights in connection with the consummation of the Business Combination in addition to those in connection with the Charter Amendment.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Meeting, the Company’s shareholders approved the proposal to approve the Charter Amendment. The final voting results for the proposal were as follows:

For	Against	Abstain	Broker Non-Votes
53,055,977	1,910,694	33,382	0

Additional Information and Where to Find It

On October 11, 2022, the Company announced the execution of a Business Combination Agreement (the “BCA”), dated as of October 11, 2022, among the Company, OTH Merger Sub 1, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of the Company, Flexjet, Inc., a Delaware corporation (“Flexjet”), Flexjet Sub, LLC, a Delaware limited liability company and a direct wholly owned subsidiary of Flexjet, and Epic. The BCA provides for the terms and conditions of a proposed business combination transaction with Epic (the “Business Combination”).

In connection with the BCA, the Company, Epic and Flexjet intend to prepare, and Flexjet intends to file a registration statement containing a proxy statement/prospectus and certain other related documents (the “Registration Statement”), which will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s stockholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of Flexjet to be issued in connection with the Business Combination. When available, the Company will mail the definitive proxy statement/prospectus and other relevant documents to its shareholders as of a record date to be established for voting on the Business Combination. This communication is not a substitute for the Registration Statement, the definitive proxy statement/prospectus or any other document that the Company will send to its shareholders in connection with the Business Combination. Investors and security holders of the Company are advised to read, when available, the preliminary proxy statement/prospectus in connection with the Company’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) and general amendments thereto and the definitive proxy statement/prospectus because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination.

Copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed by the Company or Flexjet with the U.S. Securities and Exchange Commission (the “SEC”) may be obtained, once available, free of charge at the SEC’s website at www.sec.gov.

Participants in the Solicitation

The Company and its directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of the Company’s shareholders in connection with the Business Combination. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of the Company’s shareholders in connection with the Business Combination will be in the Registration Statement, including a proxy statement/prospectus, when it is filed with the SEC. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of the Company’s directors and officers in the Company’s filings with the SEC and such information will also be in the Registration Statement to be filed with the SEC, which will include the proxy statement/prospectus of the Company for the Business Combination. These documents can be obtained free of charge at the SEC’s website (www.sec.gov).

Flexjet, Epic and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination will be included in the proxy statement/prospectus for the Business Combination when available.

Forward-Looking Statements

Certain statements made in this Current Report and the documents incorporated by reference herein are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as: “target,” “believe,” “expect,” “will,” “shall,” “may,” “anticipate,” “estimate,” “would,” “positioned,” “future,” “forecast,” “intend,” “plan,” “project,” “outlook” and other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. Examples of forward-looking statements include, among others, statements made in this Current Report regarding the proposed transactions contemplated by the BCA, including the benefits of the Business Combination, integration plans, expected synergies and revenue opportunities, anticipated future financial and operating performance and results, including estimates for growth, the expected management and governance of the combined company, and the expected timing of the Business Combination.

Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on the Company’s and Epic’s managements’ current beliefs, expectations and assumptions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Actual results and outcomes may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

Important factors that could cause actual results and outcomes to differ materially from those indicated in the forward-looking statements include, among others, the following: (1) the occurrence of any event, change, or other circumstances that could give rise to the termination of the BCA; (2) the outcome of any legal proceedings that may be instituted against the Company, Epic or Flexjet following the announcement of the BCA and the transactions contemplated therein; (3) the inability to complete the proposed Business Combination, including due to failure to obtain approval of the stockholders of the Company and Epic, certain regulatory approvals, or satisfy other conditions to closing in the BCA; (4) the occurrence of any event, change, or other circumstance that could give rise to the termination of the BCA or could otherwise cause the transaction to fail to close; (5) the failure to meet the minimum cash requirement of the BCA due to the Company shareholder redemptions and the failure to obtain replacement financing; (6) the inability to complete a concurrent PIPE investment in connection with the Business Combination; (7) the failure to meet projected development and production targets; (8) the inability to obtain or maintain the listing of Flexjet’s shares of common stock on The New York Stock Exchange following the proposed Business Combination; (9) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation of the proposed Business Combination; (10) the ability to recognize the anticipated benefits of the proposed Business Combination, which may be affected by, among other things, competition, the ability of the Company, Epic and Flexjet to each grow and manage growth profitably, and retain its key employees; (11) costs related to the proposed Business Combination; (12) changes in applicable laws or regulations; (13) the possibility that the Company or Epic may be adversely affected by other economic, business, and/or competitive factors; (14) risks relating to the uncertainty of the projected financial information with respect to Epic; (15) risks related to the organic and inorganic growth of Epic’s business and the timing of expected business milestones; (16) the amount of redemption requests made by the Company’s shareholders; (17) actual or potential conflicts of interest of the Company’s shareholders and other related parties as a result of certain relationships and transactions with Flexjet, Epic and the Company, including significant ownership interests and business relationships; (18) members of management of Epic and their affiliated entities and Eldridge and its affiliates (including the Sponsor) will control Flexjet following the consummation of the Business Combination, and their interests may conflict with Flexjet’s or its public stockholders, and such persons will be able to determine the composition of Flexjet’s board of directors and actions requiring stockholder approval, including a sale of Flexjet (including in an unsolicited transaction, which they will be able to block); and (19) other risks and uncertainties indicated from time to time in the final prospectus of the Company for its initial public offering dated March 15, 2021 filed with the SEC and the Registration Statement on Form S-1, that includes a preliminary proxy statement/prospectus, and when available, a definitive proxy statement and final prospectus relating to the proposed Business Combination, including those under “Risk Factors” therein, and in the Company’s and Flexjet’s other filings with the SEC. The Company cautions that the foregoing list of factors is not exclusive.

The Company, Epic and Flexjet caution readers not to place undue reliance on any forward-looking statements. The Company, Epic and Flexjet do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in their expectations or any change in events, conditions, or circumstances on which any such statement is based, whether as a result of new information, future events, or otherwise, except as may be required by applicable law. None of the Company, Epic and Flexjet gives any assurance that any of the Company, Epic or Flexjet will achieve its expectations.

No Offer or Solicitation

This Current Report is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom, and otherwise in accordance with applicable law.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Memorandum and Articles of Association (amending Article 49.7).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HORIZON ACQUISITION CORPORATION II

By:	/s/ Todd Boehly
	Name:	Todd Boehly
	Title:	Chairman, Chief Executive Officer and Chief Financial Officer

Date: October 17, 2022